EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of 4Kids Entertainment, Inc. (the "Company"), that, to his knowledge, the Annual Report of the Company on Form 10-K for the period ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2003

                                   By: /s/ Alfred R. Kahn
                                       --------------------------------------
                                       Alfred R. Kahn
                                       Chairman of the Board and Chief
                                       Executive Officer

Date: March 31, 2003

                                   By: /s/ Joseph P. Garrity
                                       -----------------------------------------
                                       Joseph P. Garrity
                                       Executive Vice President and
                                       Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to 4Kids Entertainment, Inc. and will be retained by 4Kids Entertainment, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.